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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                  May 16, 2002
------------------------------------------------                   ------------



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




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
 COMMONWEALTH OF PUERTO RICO          NO. 0-13818             NO. 66-0416582
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
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)
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         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                00918
 --------------------------------------               -----------------------
(Address of principal executive offices)                     (Zip Code)



   Registrant's telephone number, including area code:   (787) 765-9800
                                                         --------------



-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On May 16, 2002, Popular, Inc. (the "Corporation") announced in a news release an agreement to repurchase 4.3 million shares of its common stock from the Banco Popular de Puerto Rico Retirement Plan in a private transaction. A copy of the Corporation's release, dated May 16, 2002, is attached hereto as
Exhibit 99(a) and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99(a) News release, dated May 16, 2002, announcing the agreement to repurchase 4.3 million of its common stock.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            POPULAR, INC.
                                          -----------------
                                            (Registrant)






Date:  May 16, 2002              By:   /s/ Amilcar L. Jordan
       ------------                    -----------------------
                                 Name:  Amilcar L. Jordan, Esq.
                                 Title: Senior Vice President and Comptroller









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                                  EXHIBIT INDEX



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Exhibit Number                         Description
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

99(a)                      News release, dated May 16, 2002
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